UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                   Date of Event Requiring Report: May 7, 2002


                                  NOVAMED, INC.
             (Exact Name of Registrant as Specified on its Charter)


              000-26927                               77-0443643
              ---------                               ----------
       (Commission File Number)          (IRS Employer Identification Number)


                                     NEVADA
         (State or Other Jurisdiction of Incorporation or Organization)


                 1403 East 900 South, Salt Lake City, Utah 84105
                 -----------------------------------------------
                    (Address of Principal Executive Offices)


                                 (801) 582 9609
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.           Other Events

On May 7, 2002, NovaMed Inc., ("Company") effected a fifty to one (50:1) reverse split of its common stock. The Company currently has 869,858 common shares issued and outstanding.

The decision to effect the reverse split was resolved to enable a capital restructuring made necessary due to the winding down of the Company's breast implant business. Management intends to seek a new business opportunity that might create value for the Company's shareholders. The Company's new symbol on the OTC.BB is "NOMD".

Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2002

NovaMed, Inc.
A Nevada corporation

By:   /s/ Ruairidh Campbell
   ------------------------
Ruairidh Campbell
President
















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